Exhibit 10.3

BUSINESS PROMOTION SERVICES AGREEMENT

Agreement No.: ____

This Agreement is entered into by and between the following parties on December 22, 2025 in Hong Kong:

Party A (Principal): Merry International Technical Services (Hong Kong) Limited

Business Registration No.: 73231189

Party B (Agent): _____

Business Registration No.: _____

RECITALS

WHEREAS, Party A, for the purpose of business expansion, desires to engage Party B to provide marketing and promotion services; Party B possesses professional promotion capabilities and agrees to provide such services in accordance with the terms of this Agreement; and both parties, in accordance with the laws and regulations of Hong Kong, hereby enter into this Agreement to ensure compliance. Following mutual negotiation and agreement, the parties hereby agree upon the following terms and conditions:

ARTICLE 1 SCOPE OF SERVICES

1.1 Definition of Services: Party B shall provide Party A with marketing and promotion services, including but not limited to:

●	Market research and analysis;

●	Advertising planning and placement (online/offline);

●	Client development and relationship maintenance;

●	Brand event planning and execution;

●	Data tracking and performance evaluation.

1.2 Service Term: From ____ year ____ month ____ day to ____ year ____ month ____ day, or until the date of written termination mutually agreed upon by both parties.

ARTICLE 2 COMMISSION CALCULATION AND PAYMENT

2.1 Commission Rate: Party A shall pay Party B a commission equivalent to eighteen percent (18%) of the total business revenue generated through Party B’s promotion efforts.

2.2 Payment Time: Party A shall pay the commission within one hundred eighty (180) days following revenue recognition.

2.3 Payment Method: Payment shall be made by bank transfer to the account designated by Party B.

2.4 Tax Treatment: Commission income may be subject to profits tax. Party B shall be responsible for filing tax returns and bearing all related obligations in connection therewith.

ARTICLE 3 OBLIGATIONS OF THE PARTIES

3.1 Obligations of Party A:

●	Provide materials required for promotion to facilitate Party B’s promotion of Party A’s business products;

●	Pay commission and service fees (if any) in a timely manner;

●	Cooperate with Party B in completing promotional activities, including provision of venues and personnel support.

3.2 Obligations of Party B:

●	Provide services in accordance with the agreed standards without prejudicing Party A’s brand reputation;

●	Maintain the confidentiality of Party A’s trade secrets, with a confidentiality period of five (5) years following termination of this Agreement;

●	Comply with Hong Kong’s Employment Ordinance and anti-money laundering regulations to ensure that all promotional activities are lawful and compliant.

ARTICLE 4 INTELLECTUAL PROPERTY AND DATA PROTECTION

4.1 Ownership of Intellectual Property:

●	All creative works, designs, and other deliverables produced by Party B in the course of providing services shall be the property of Party A;

●	Party B shall ensure that no third-party intellectual property rights are infringed; otherwise, Party B shall be liable for compensation.

4.2 Data Protection: Both parties shall comply with Hong Kong’s Personal Data (Privacy) Ordinance and ensure the security of client data.

ARTICLE 5 LIABILITY FOR BREACH

5.1 Breach by Party A: If commission payment is overdue for more than sixty (60) days, Party B shall have the right to suspend services and claim damages.

5.2 Breach by Party B: If Party B fails to perform its service obligations or discloses trade secrets, Party A shall have the right to deduct commissions or terminate this Agreement, and Party B shall compensate Party A for all direct losses.

ARTICLE 6 TERMINATION

6.1 Grounds for Termination:

●	Mutual written consent of both parties;

●	Material breach by one party that remains unremedied within thirty (30) days;

●	Force majeure rendering performance impossible.

6.2 Post-Termination Arrangements: Party B shall be entitled to collect any unpaid commission for services already completed, and Party A shall make such payment within fifteen (15) days.

ARTICLE 7 GOVERNING LAW AND DISPUTE RESOLUTION

7.1 Governing Law: This Agreement shall be governed by and construed in accordance with the laws of the Hong Kong Special Administrative Region.

7.2 Dispute Resolution: Any dispute arising from or in connection with this Agreement shall first be resolved through friendly consultation. Failing successful consultation, the dispute shall be submitted to arbitration at the Hong Kong International Arbitration Centre (HKIAC), with the seat of arbitration in Hong Kong.

ARTICLE 8 MISCELLANEOUS PROVISIONS

8.1 Amendment and Supplement: Any amendment or supplement to this Agreement shall require the written consent of both parties. Any amendment documents shall constitute an integral part of this Agreement.

8.2 Notices: The correspondence addresses of both parties shall be as set forth in the preamble of this Agreement. Any change of address shall be notified to the other party in writing at least thirty (30) days in advance.

8.3 Force Majeure: Neither party shall be liable for failure to perform due to force majeure events such as natural disasters or governmental acts; however, the affected party shall notify the other party promptly.

8.4 Entire Agreement: This Agreement supersedes all prior oral or written understandings between the parties.

(SIGNATURE PAGE FOLLOWS)

Party A Signature: Merry International Technical Services (Hong Kong) Limited

Company Name: ________________________

Authorised Representative’s Signature: ________________________

Party B Signature:

Company Name: ________________________

Authorised Representative’s Signature: ________________________

Date: ________________________

COMMISSION SETTLEMENT STATEMENT

Party A (Principal): Merry International Technical Services (Hong Kong) Limited

Business Registration No.: 73231189

Contact Information:

Party B (Agent): _____

Business Registration No.: _____

Contact Information: _____

Pursuant to the Business Promotion Services Agreement entered into by and between the parties on [____] (the “Agreement”), Party A shall pay Party B a commission equivalent to eighteen percent (18%) of the total business revenue generated through Party B’s promotion efforts.

Item	Details
Settlement Period	From ____ year ____ month ____ day to ____ year ____ month ____ day
Total Business Revenue Generated	____ (Currency) ____
Commission Rate	18%
Total Commission Payable	____ (Currency) ____
Payment Deadline	Party A shall pay within one hundred eighty (180) days following issuance of this Settlement Statement

Party A Confirmation: Merry International Technical Services (Hong Kong) Limited

Data verified. Payment shall be made in a timely manner as committed.

Signature: ________________________

Date: ________________________

Party B Confirmation:

Settlement terms accepted.

Signature: ________________________

Date: ________________________

5